VAN KAMPEN TAX FREE MONEY FUND

Supplement dated January 27, 2009
to the
Prospectus dated November 1, 2008,
as previously supplemented on
November 21, 2008 and November 1, 2008

In light of the recent unprecedented market turmoil, Van Kampen Tax Free Money Fund (the “Fund”) has applied to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (“Guarantee Program”). The Guarantee Program was scheduled to expire on December 18, 2008 unless extended by the U.S. Treasury Department. On November 24, 2008, the U.S. Treasury Department announced the extension of the Guarantee Program until April 30, 2009, and the Fund continues to participate in this Guarantee Program. Although the Fund has continued to maintain a net asset value of $1.00 per share, the Fund believes that participation in the Guarantee Program will provide an added level of assurance for its shareholders. Under the Guarantee Program, the U.S. Treasury will guarantee to investors that they will receive $1.00 for each participating fund share held by a shareholder as of the close of business on September 19, 2008. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered under the Guarantee Program. The Fund bears the expenses of participating in the Guarantee Program. Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TFMMSPT3 1/09